                               EXHIBIT (8)(h)(2)



                       AMENDMENT TO ENDEAVOR SERIES TRUST
                            PARTICIPATION AGREEMENT

                                    AMENDED
                                   SCHEDULE A

                          EFFECTIVE SEPTEMBER 1, 2000
                          ---------------------------

                Account(s), Policy(ies) and Portfolio(s) Subject
                      to the Participation Agreement Among
                             Endeavor Series Trust,
                            Endeavor Management Co.,
                          PFL Life Insurance Company,
                     AUSA Life Insurance Company, Inc. and
                     Peoples Benefit Life Insurance Company

     Accounts:    PFL Endeavor Variable Annuity Account
                  AUSA Endeavor Variable Annuity Account
                  Peoples Benefit Life Insurance Company Separate Account V
                  Peoples Benefit Life Insurance Company Separate Account C
                  PFL Endeavor Variable Life Account
                  PFL Life Variable Annuity Account B
                  PFL Life Variable Annuity Account C
                  PFL Life Variable Annuity Account D
                  Legacy Builder Variable Life Separate Account

     Policies:    The Endeavor Variable Annuity
                  The Endeavor ML Variable Annuity
                  The Endeavor Platinum Variable Annuity
                  The AUSA Endeavor Variable Annuity
                  The Advisor's Edge Variable Annuity
                  PFL Endeavor Variable Life
                  Extra Variable Annuity
                  Access Variable Annuity
                  Endeavor Legacy Builder Plus

     Portfolios:  Endeavor Asset Allocation Portfolio
                  Endeavor Money Market Portfolio
                  T. Rowe Price Equity Income Portfolio
                  T. Rowe Price Growth Stock Portfolio
                  T. Rowe Price International Stock Portfolio
                  Capital Guardian Value Portfolio (formerly Endeavor Value Equity)
                  Jennison Growth Portfolio (formerly Endeavor Opportunity Value)
                  Endeavor Enhanced Index Portfolio
                  Dreyfus U.S. Government Securities Portfolio
                  Dreyfus Small Cap Value Portfolio
                  Capital Guardian Global Portfolio (formerly Endeavor Select)
                  Endeavor High Yield Portfolio
                  Endeavor Janus Growth Portfolio
                  Capital Guardian U.S. Equity Portfolio

PFL LIFE INSURANCE COMPANY            ENDEAVOR SERIES TRUST
By its authorized officer             By its authorized officer

By:    /s/ Larry N. Norman            By:    /s/ Michael Pond
   -----------------------------         --------------------------------

Name:  Larry N. Norman                Name:  Michael Pond
     ---------------------------           ------------------------------

Title: President                      Title: Executive Vice President
      --------------------------            -----------------------------

ENDEAVOR MANAGEMENT CO.               AUSA LIFE INSURANCE COMPANY, INC.
By its authorized officer             By its authorized officer

By:    /s/ Michael Pond               By:    /s/ Larry N. Norman
   -----------------------------         ---------------------------------

Name:  Michael Pond                   Name:  Larry N. Norman
     ---------------------------           -------------------------------

Title: CEO/President                  Title: Vice President
      --------------------------            ------------------------------


PEOPLES BENEFIT LIFE
INSURANCE COMPANY
By its authorized officer

By:    /s/ Larry N. Norman
   -----------------------------

Name:  Larry N. Norman
     ---------------------------

Title: Executive Vice President
      --------------------------